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                                                                   EXHIBIT 10.45

                                          Portions of this document indicated by
                                          an ++ have been omitted and filed
                                          separately with the Securities and
                                          Exchange Commission pursuant to a
                                          request for confidential treatment of
                                          such information.


NOKIA

                              DISTRIBUTOR AGREEMENT

Sales Department                                                    Confidential
Todd F. Hertzberg                2001


         THIS AGREEMENT is hereby made on this 29th day of October, 2001, by and between Nokia Inc. by and through its Nokia Mobile Phones business unit (hereinafter called "NOKIA"), having a place of business at 6000 Connection Drive, Irving, Texas 75039; and Brightpoint North America L.P., a limited partnership formed under the laws of Delaware (hereinafter called "BRIGHTPOINT") having a place of business at 501 Airtech Parkway, Plainfield, Indiana 46168.

 1.       PRODUCTS, PRICES, QUANTITY

 1.1 NOKIA hereby agrees to sell, and BRIGHTPOINT hereby agrees to purchase, the Wireless Communication Terminals which are more fully described in ATTACHMENT "1" attached hereto and made a part hereof and hereinafter referred to as the "Handsets". "Handsets" also include any new Wireless Communication Terminals manufactured by NOKIA during the term hereof which are set forth in revised or restated ATTACHMENT 1's. The Handsets and any other items sold to BRIGHTPOINT under this Agreement are hereafter collectively referred to as the "Products".

 1.2 The prices for the Handsets shall be as set forth in ATTACHMENT "1 ". From time to time NOKIA may issue a revised and restated ATTACHMENT "1" which upon receipt by BRIGHTPOINT shall be deemed incorporated into this Agreement and shall supersede the then existing ATTACHMENT "1". Notwithstanding the foregoing, NOKIA shall not increase the price of any Handsets without the prior written approval of BRIGHTPOINT.

 1.3 During the period January 1, 2002 through December 31, 2002, BRIGHTPOINT agrees that its minimum purchase goal shall be ++ (++) units of Handsets. During the period January 1, 2003 through December 31, 2003 BRIGHTPOINT agrees that its minimum purchase goal shall be ++ (++) units of Handsets.

  1.4 During the term of this Agreement NOKIA will not sell or provide Handsets to another "Distributor" for general distribution purposes in the Territory. For the purpose of the foregoing sentence, "Distributor" shall mean any party or individual who purchases Handsets for resale to parties other than consumers, but shall not be deemed to include any cellular or PCS carrier or reseller, or any OEM purchaser. NOKIA shall not be prohibited from selling to other Distributors for special distribution purposes such as computer VAR customers or to meet the needs of specific carriers or resellers or "Vertical Orchestrators" (as defined below). Notwithstanding the foregoing, NOKIA will use reasonable efforts to minimize the use of any alternative Distributor and use reasonable efforts to insure that the Handsets sold to any alternative Distributors are further sold only to the specific customers for whom the alternative Distributor is to serve. Further, it is NOKIA's intent that at all times BRIGHTPOINT's prices remain competitive in the marketplace, giving due consideration to BRIGHTPOINT's overall sales volume. For purposes of this section, a "Vertical Orchestrator" is a company who, under agreement with one or more carriers, provides services, such as commission collection, to a group of dealer / agents.

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 1.5      Nokia expressly appoints BRIGHTPOINT as NOKIA's distributor of
          Handsets to the retail customers listed in Attachment "2" attached hereto and made a part hereof and hereafter referred to as "Big Box Retailers". By mutual written agreement from time to time the parties may amend Attachment "2" in a revised or restated Amendment "2":
          BRIGHTPOINT agrees to dedicate the necessary resources to adequately represent NOKIA in the big box retailer marketplace, including, but not limited to, adequate sales personnel, sales management, reverse logistics support and IT processes. BRIGHTPOINT's success with the Big Box Retailers will be measured upon BRIGHTPOINT's ability to grow the business quarter over quarter using the third quarter of 2001 as a baseline (adjusted appropriately to reflect seasonality and any change in carrier partners by one or more of the Big Box Retailers or changes in retail distribution strategy undertaken by any national carrier). Provided that BRIGHTPOINT continues to succeed in selling Nokia Handsets to Big Box Retailers, NOKIA will not sell handsets directly to such Big Box Retailers during the term of this Agreement. Nothing in this Section shall limit NOKIA'S ability to sell DCU units (as defined in Section 5.2 below) directly to the Big Box Retailers.

 1.6 In support of BRIGHTPOINT/NOKIA marketing initiatives, NOKIA will fund an annual ++ and ++ (++) marketing budget to be spent on projects jointly agreed upon. No other marketing or co-op funds will be made available to BRIGHTPOINT. Such funds will be made available timely as determined jointly by NOKIA and BRIGHTPOINT.

 2.       PURCHASE ORDERS

 2.1 All orders for Products must be accompanied by a purchase order from BRIGHTPOINT to NOKIA. Acknowledgment of receipt of purchase orders shall not constitute acceptance.

 2.2 BRIGHTPOINT's purchase orders shall be deemed accepted upon NOKIA's delivery to BRIGHTPOINT of a firm shipping schedule for the Products on a "Nokia Confirmed Ship Date" report. If BRIGHTPOINT does not object in writing to such shipping schedule within seven (7) days after receipt of the first Nokia Confirmed Ship Date report which includes that order, then the shipping schedule for such order shall be deemed to be firm. If BRIGHTPOINT subsequently issues any amendment, deletion, postponement or other variance ("Change") to that order, BRIGHTPOINT shall reimburse NOKIA for any extra expenses or costs incurred by NOKIA resulting from that Change.

 2.3 The minimum order quantity shall be three hundred twenty (320) Handsets per each ship to address on an order.

 2.4 NOKIA agrees to stock balance any Handset sku purchased on or after January 1, 2002 for which BRIGHTPOINT has ++ This provision shall not apply to any Handset sku for which NOKIA notifies BRIGHTPOINT in writing within seven (7) days after receipt of BRIGHTPOINT's purchase order that such Handsets are being sold to BRIGHTPOINT without the benefit of any stock balancing.

 3.       PACKING AND SHIPMENT

 3.1 The Handsets shall be packed in accord with NOKIA's standard product packaging procedures which procedures are subject to reasonable changes from time to time upon notice from NOKIA to BRIGHTPOINT. Any BRIGHTPOINT request for different or additional packing and fulfillment services shall be subject to NOKIA's reasonable approval and mutual agreement as to any increases in prices related to the provision of such services NOKIA shall comply with BRIGHTPOINT's inbound receiving requirements set forth in ATTACHMENT "4" attached hereto and made a part hereof.

 3.2 All shipments will be made F.O.B. destination on NOKIA's designated freight carrier with freight charges to be borne by BRIGHTPOINT (either "freight collect" or "freight prepay and add" as designated by the

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          BRIGHTPOINT). NOKIA will bear the risk of loss to the destination and arrange for and absorb the cost of insurance to cover such shipments. Upon receipt of each shipment BRIGHTPOINT will mark the bill of lading with substantially the following phrase "received in good condition except as noted, contents subject to complete inspection/verification for hidden damages and/or shortages". Any claims of loss or damage concerning the Products shipped to BRIGHTPOINT or drop-shipped for BRIGHTPOINT must be reported to NOKIA within twenty one (21) days of delivery. All freight charges will be invoiced at NOKIA's actual net cost inclusive of any rebates, etc.

 3.3 If BRIGHTPOINT designates their own freight forwarder or carrier then the shipment will be F.O.B. Fort Worth with freight charges to be borne by BRIGHTPOINT ("freight collect"). BRIGHTPOINT shall bear the risk of loss relating to such shipments. It shall be BRIGHTPOINT's sole responsibility to procure insurance for each such shipment in an amount to cover the replacement cost of the shipment. BRIGHTPOINT will provide proof of insurance to NOKIA upon request. In the event BRIGHTPOINT discovers shortages or damages related to the shipment BRIGHTPOINT will be solely responsible to file necessary claims and pursue recovery from its insurer. Provided the bill of lading is in order indicating the proper number of cartons (weighing the proper number of pounds) were placed into the hands of BRIGHTPOINT's designated freight carrier, NOKIA shall not be required to replace such lost or damaged goods nor shall BRIGHTPOINT be entitled to deduct the value thereof from the payment of the corresponding invoice as NOKIA shall not have any insurance covering such shipments.

 3.4 If BRIGHTPOINT requests that any of the Products be drop-shipped to separate locations, such instructions and authorization must be submitted to NOKIA in writing. The number of drop-ship locations specified by BRIGHTPOINT may not exceed seven (7).

 4.       CREDIT AND PAYMENT

 4.1 The terms of payment shall be ++ from date of invoice. NOKIA shall invoice BRIGHTPOINT for the Products at the time of shipment. Notwithstanding the foregoing, BRIGHTPOINT may elect to ++ .

 4.2 NOKIA shall initially set a credit limit for BRIGHTPOINT in an amount equal to the maximum amount of credit insurance NOKIA can obtain using the same insurer (and paying no greater premiums) as NOKIA utilizes to insure the trade credit balances on NOKIA's other customers. If such credit line is insufficient for BRIGHTPOINT to meet its purchase goals as set forth in Section 1.3 above (assuming normal monthly loading of the total annual goal), then NOKIA shall give BRIGHTPOINT written notice thereof. BRIGHTPOINT shall thereupon have ++ to make other payment arrangements reasonably satisfactory to NOKIA. Failing that, NOKIA may early terminate this Agreement upon written notice to BRIGHTPOINT. Except as set forth above, NOKIA will not arbitrarily adjust BRIGHTPOINT's credit line.

4.3 BRIGHTPOINT shall pay NOKIA interest at the rate of ++ and ++ (++) per month (pro rated for any partial months) on all payments which are ++ (++) days or more past due provided NOKIA gave BRIGHTPOINT notice of such late payment at least fifteen (15) days prior to the accruing of interest charges. In the event NOKIA engages an attorney to collect payments from BRIGHTPOINT, NOKIA shall be entitled to recover from BRIGHTPOINT its reasonable attorneys' fees and court costs.

 4.4 BRIGHTPOINT shall be responsible for all taxes, fees or other charges imposed by any governmental entity arising with respect to the sales of Products by NOKIA to BRIGHTPOINT, except any taxes that may be based on NOKIA's net income or any import duties incurred by NOKIA in bringing the Products into the U.S.

 4.5 Unless expressly stipulated to the contrary, all rebates, credits, co-ops or accruals which may from time to time be due from NOKIA to BRIGHTPOINT either pursuant to the terms of this Agreement, or under any

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          special or promotional programs which the parties may agree upon during the term hereof, shall be paid to BRIGHTPOINT in the form of an Open Credit Memo which BRIGHTPOINT may use towards payment of any outstanding amounts owed to NOKIA. If at the end of the term of this Agreement, BRIGHTPOINT has any remaining Open Credit Memos and shall not owe any additional sums to NOKIA, BRIGHTPOINT may endorse and return such open credit memos to NOKIA in exchange for a cash payment in the amount of such open credit memos.

 4.6 BRIGHTPOINT will not deduct from the payment of any invoice rendered hereunder (short pay) any amount until BRIGHTPOINT has received an Open Credit Memo from NOKIA related to such deduction. Whenever NOKIA owes BRIGHTPOINT a credit with regard to any matter NOKIA shall issue such Open Credit Memo to BRIGHTPOINT within fifteen (15) days after all events have occurred which give rise to the credit. Failure by NOKIA to do so after three (3) business days written notice from BRIGHTPOINT shall result in NOKIA paying BRIGHTPOINT a penalty equal to ++ (++%) of the value of the Open Credit Memo per day for each day NOKIA is late in issuing the Open Credit Memo to BRIGHTPOINT capped at a maximum penalty of ++ percent (*%). The dollar amount of any Open Credit Memo shall not be subject to challenge or adjustment unless the party seeking to challenge the dollar amount of the Open Credit Memo gives the other party written notice thereof within ninety (90) days after issuance of the Open Credit Memo.

 4.7 Open Credit Memos for Volume Incentive Rebates (VIR) shall be paid on a monthly basis in arrears in accord with Section 4.6 above.

 5.       ++

 5.1 BRIGHTPOINT agrees that NOKIA's ++ of Handsets sold by BRIGHTPOINT for its general distribution purposes in the Territory shall ++ .

 5.2 BRIGHTPOINT separately agrees that during the Term hereof, when NOKIA shall make any Digital Convergence Units ("DCU") Products available to BRIGHTPOINT that NOKIA shall ++. As agreed herein, the term DCU shall mean a device that contains imaging or other functionality beyond the ability to make voice calls as a substantial product differentiation in the Wireless Communication Terminal market.

 5.3 BRIGHTPOINT agrees that no other ++ Wireless Communication Terminals sold by BRIGHTPOINT for general distribution purposes in the Territory.

 5.4 BRIGHTPOINT agrees that during the Term hereof, ++ to the U.S. wireless communications terminal market (800 MHz and/or 1.9 GHz) shall have ++ of Wireless Communication Terminals sold by BRIGHTPOINT for general distribution purposes in the Territory. As used herein, the term "++" shall mean any ++.

 5.5      ++

 5.6      NOKIA may, from time to time, at its own expense, engage a big four
          (4) auditing firm of NOKIA's choice to audit BRIGHTPOINT's compliance with the obligations of BRIGHTPOINT under this Section 5 and Section
          8.3 below. BRIGHTPOINT shall reasonably cooperate with NOKIA's chosen auditors by making all relevant information available to them. NOKIA shall provide BRIGHTPOINT with a copy of any audit report provided to NOKIA by such auditing firm.

 5.7 BRIGHTPOINT shall be pro rata relieved of its various obligations under this Section 5 (on a Handset-for-Handset basis) for each Handset NOKIA is unable to "Timely Supply' to BRIGHTPOINT. For the purposes of the foregoing sentence, "Timely Supply" shall mean shipment within fifteen (15) days of the Confirmed Ship Date set forth on the Nokia Confirmed Ship Date report.

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 5.8      For the purpose of this Agreement, ++ shall mean those companies specified in ATTACHMENT "6" attached hereto and made a part hereof.

 5.9 For the purpose of determining BRIGHTPOINT's compliance with Sections 5.1, 5.2, 5.3, and 5.4 above, sales by BRIGHTPOINT to the NOKIA Direct Accounts (as set forth in ATTACHMENT "5") of either: (i) the Handsets with NOKIA's written permission; or (ii) of other manufacturers' Wireless Communication Terminals, shall be disregarded.

 5.10 For the purpose of this Agreement, the term "Wireless Communication Terminal" shall mean any device that operates in the 800 MHz spectrum band or 1.9 GHz spectrum band on a cellular or PCS infrastructure system.

 5.11 For so long as NOKIA continues to actively sell the Nokia ++, it shall be the ++ in the BRIGHTPOINT ++ channel. shall ++. The foregoing limitations shall also apply to the ++ channel. During the term of this Agreement NOKIA agrees that the purchase price on the NOKIA ++ shall not be ++ for that Handset or a Handset of equal configuration.

 6.       PRICE PROTECTION HANDSETS

 6.1 If and when NOKIA shall reduce the price of particular models of Handsets, then BRIGHTPOINT shall be entitled to the benefit of such price reduction for all units of such Handsets model which equals the lesser of: (i) those Handsets purchased by BRIGHTPOINT during the ++ period immediately preceding the effective date of the price reduction; or (ii) those verifiable Handsets in transit plus those verifiable Handsets remaining in inventory in a BRIGHTPOINT owned facility on the effective date of the price reduction.

 6.2 BRIGHTPOINT shall receive the benefit of such price reduction by NOKIA issuing an Open Credit Memo to BRIGHTPOINT. The amount of the Open Credit Memo may be used by BRIGHTPOINT in paying any outstanding obligations due NOKIA, or alternatively if BRIGHTPOINT's account with NOKIA is current, BRIGHTPOINT may endorse and return the Open Credit Memo to NOKIA whereupon BRIGHTPOINT shall promptly receive cash payment from NOKIA in an amount equal to the amount of the Open Credit Memo. Under no circumstances shall BRIGHTPOINT deduct amounts for Price Protection from the payment of invoices in advance of the issuance of an Open Credit Memo.

 6.3      The amount of each Open Credit Memo due BRIGHTPOINT pursuant to this
          Section 8 shall be determined as follows:

          6.3.1 The amount of the new reduced price of the Handset model shall be subtracted from the price charged to BRIGHTPOINT for each eligible unit of the Handset model as determined in accord with Section (6.1) above.

          6.3.2 The total of all such differences shall be summed, which amount shall be the amount of the Open Credit Memo.

          6.3.3 If BRIGHTPOINT has previously received a price protection credit for any such unit, then the amount of any previously issued credit on the units shall be subtracted to arrive at the amount credited to BRIGHTPOINT.

          6.3.4 No credit shall be issued in respect of any units which have been returned to NOKIA for full invoice price credit.

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 6.4      The following procedure shall be utilized by BRIGHTPOINT to receive
          Open Credit Memos for price protection due hereunder:

          6.4.1 BRIGHTPOINT shall submit in writing a report (with supporting documentation) of its affected Handsets within ++ of notification from NOKIA of a price reduction as well as BRIGHTPOINT's physical inventory at all BRIGHTPOINT warehouses.

          6.4.2 Upon verification of the contents of the report, NOKIA will issue an Open Credit Memo to BRIGHTPOINT for the approved dollar amount. Such Open Credit Memo shall be issued not later than fifteen
          (15) days after NOKIA's receipt of the report. NOKIA shall have the right to audit BRIGHTPOINT's calculations.

 6.5 From time to time the parties may agree to extend ++, which agreement shall be in writing signed by both parties.

 7.       TERRITORY AND TRANSSHIPMENT

 7.1 Subject to Section 1.4 above, BRIGHTPOINT is hereby designated as Nokia's sole distributor for the Handsets in the fifty U.S. states and the District of Columbia. The foregoing area shall be referred to as the "Territory".

 7.2 During the term of this Agreement, BRIGHTPOINT shall without express written consent of NOKIA not directly transship, sell, or otherwise transfer the Products outside the Territory. Further, BRIGHTPOINT shall not knowingly sell, or continue to sell, the Products to any other person or entity who intends to distribute the Products outside the Territory. Violation of this provision in any manner by BRIGHTPOINT shall permit NOKIA to terminate this Agreement at anytime upon written notice to BRIGHTPOINT.

 7.3 Subject to Section 1.4 above, NOKIA's designation of BRIGHTPOINT as its sole distributor does not prohibit NOKIA from engaging in whatever other marketing and distribution activities in the Territory NOKIA deems advisable, such as direct or indirect sales and distribution of Products to cellular or PCS carriers, retailers, dealer/agents and/or end users.

 7.4 Without NOKIA's express written permission in each instance BRIGHTPOINT shall not sell, nor solicit to sell, Handsets to the NOKIA Direct Accounts listed in ATTACHMENT "5" attached hereto and incorporated herein. NOKIA may add to the list on ATTACHMENT "5" from time to time upon written notice to BRIGHTPOINT. If NOKIA does add a carrier or reseller to the list set forth in ATTACHMENT "5", then the volume that such carrier or reseller shall purchase from NOKIA shall be credited against BRIGHTPOINT's goals under Section 1.3 above

 8.       ADDITIONAL BRIGHTPOINT REQUIREMENTS

 8.1 BRIGHTPOINT will conduct its business of selling the Products in such a way as not to materially damage the reputation and goodwill of NOKIA, its Products or trademarks.

 8.2 BRIGHTPOINT shall not modify the Products in any manner. BRIGHTPOINT will not modify, remove or alter the documentation accompanying the Products without prior written approval of NOKIA.

 8.3 During the Term of this Agreement, BRIGHTPOINT shall make available to NOKIA the business information set forth in ATTACHMENT " 7" attached hereto and incorporated herein.

 8.4      Throughout the Term of this Agreement, BRIGHTPOINT will maintain a ++.

 8.5 During the term of this Agreement, BRIGHTPOINT agrees to provide NOKIA with a ++.

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 8.6      BRIGHTPOINT agrees to process ++ for its customers of NOKIA Products in a timely manner and provide evidence of such ++ to such customers in ++.

 8.7      ++.

 9.       WARRANTY, RETURNS, SERVICE

 9.1 Except for Products specifically identified as "used' or "refurbished", NOKIA warrants and represents to BRIGHTPOINT that all Products sold by NOKIA to BRIGHTPOINT hereunder shall be new. NOKIA further warrants the Products to BRIGHTPOINT, its purchasers and to U.S. end-users according to the applicable limited warranty documents that accompanies the Products subject to any limitations contained in such limited warranty documents.

 9.2 Warranty returns shall be subject to NOKIA's reasonable repair and return policies in effect from time to time. If no-fault-found Handsets returned directly from BRIGHTPOINT for warranty repair exceed ++ percent (++%) of all warranty repair returns from BRIGHTPOINT then BRIGHTPOINT will pay ++ and 00/100 USD ($++) per each no-fault-found U.S. Handset returned to NOKIA for warranty repair.

 9.3 BRIGHTPOINT shall comply with NOKIA's reasonable procedures related to the tracking of in-bound Products returned to NOKIA from BRIGHTPOINT.

 9.4 NOKIA agrees to offer for sale to BRIGHTPOINT functionally equivalent replacement and repair parts for the Handsets until the later of: (i) three (3) years after the last delivery of Handsets hereunder; or (ii) the period of time required by applicable law.

 9.5      NOKIA warrants that the Products meet U.S. FCC requirements.

 9.6 EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 9, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY NOKIA OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

 10.      LIMITATION OF LIABILITY

 10.1 EXCEPT AS SET FORTH IN SECTIONS 13.1 AND 14.1 BELOW, WHETHER OR NOT CAUSED BY NEGLIGENCE, NOTWITHSTANDING ANYTHING HEREIN, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES, HOWEVER CAUSED (INCLUDING LATE DELIVERY).

 11.      FORCE MAJEURE

         Neither party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of service resulting directly or indirectly from acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods, the elements, epidemics, strikes, labor disputes, shortages of fuel, power, suitable parts, materials, labor or transportation, whether in its own enterprise, or any cause beyond the reasonable control of such party. In the above instances time for performance shall be extended for the period of the delay caused; provided however, that either party may cancel in writing the undelivered portion of the order if the delay exceeds sixty (60) days from the shipment date originally confirmed by NOKIA.

 12.      TERM AND TERMINATION

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 12.1     Unless sooner terminated in accordance with the provisions of this
          Agreement, the initial term of this Agreement shall commence January 1, 2002, and extend until December 31, 2003 ("Term").

 12.2 Either party shall have the right to terminate this Agreement if the other party rejects or fails to perform or observe any of its obligations hereunder, and such condition is not remedied within thirty (30) days after written notice is given to the defaulting party.

 12.3 Upon sixty (60) days prior written notice to the other party, either party may early terminate this Agreement, with or without cause, with the effective date of such early termination to be not earlier than:
          (1) January 1, 2003; or (2) the closing of the sale, acquisition, merger or consolidation of the other party.

 12.4 Termination of this Agreement, howsoever caused, shall not terminate obligations which occurred prior to the effective date of termination.

 12.5 In addition to the other rights of termination set forth above, NOKIA shall have the right to terminate this Agreement upon sixty (60) days written notice to BRIGHTPOINT if BRIGHTPOINT begins sales directly to end users. The foregoing right of termination shall not apply to BRIGHTPOINT's business of providing a customized 1-800 or internet-fulfillment channel for BRIGHTPOINT's fulfillment contract customers

 12.6 NOKIA's sole remedy for BRIGHTPOINT's failure to meet the volume goals set forth in Section 1.3 shall be to terminate this Agreement after sixty (60) days prior written notice.

 12.7     Sections 9, 10, 12,13, 14, 15, 16, 17, 18, and 19 shall survive termination of this Agreement. The obligations contained in Section 16 shall survive termination of this Agreement for two (2) years.

 13.      INDEMNITY FOR PRODUCT LIABILITY

 13.1 NOKIA agrees to defend and indemnify BRIGHTPOINT, its affiliates, customers, officers, agents, employees, assigns and successors from and against any losses, damages, claims, demands, suits, liabilities and expenses (including reasonable attorney's fees) that arise out of or result from injuries or death to persons caused by a defect or claim of a defect of the Products provided that: (i) BRIGHTPOINT notifies NOKIA in writing within thirty (30) days of BRIGHTPOINT's actual notice of the claim (written or oral); (ii) NOKIA has sole control of the defense and all related settlement negotiations; and,
          (iii) BRIGHTPOINT provides NOKIA with the assistance, information and authority necessary for NOKIA to perform its obligations under this
          Section 13.1; provided always that BRIGHTPOINT will not admit liability under any circumstances. Reasonable out-of-pocket expenses incurred by BRIGHTPOINT in providing such assistance will be reimbursed by NOKIA.

 14.      INDEMNITY FOR INFRINGEMENT, INJUNCTION

 14.1 NOKIA agrees to defend and indemnify BRIGHTPOINT against any claim that the Products sold by NOKIA hereunder infringe the intellectual property rights of third parties provided that: (i) Products are not modified by BRIGHTPOINT or by any other party at the direction of BRIGHTPOINT; (ii) BRIGHTPOINT notifies NOKIA in writing within thirty
          (30) days of BRIGHTPOINT's actual notice (written or oral) of the claim; (iii) NOKIA has sole control of the defense and all related settlement and licensing negotiations; and, (iv) BRIGHTPOINT provides NOKIA with the assistance, information and authority necessary to perform NOKIA's obligations under this Section 14.1; provided always that BRIGHTPOINT shall not admit liability under any circumstances. Reasonable out-of-pocket expenses incurred by BRIGHTPOINT in providing such assistance will be reimbursed by NOKIA.

 14.2 If the use or sale of any Products furnished hereunder is enjoined as a result of any suit, NOKIA at its option and at no expense to BRIGHTPOINT shall: (i) obtain for BRIGHTPOINT the right to use, sell or re-sell said items or (ii) substitute an equivalent product reasonably acceptable to BRIGHTPOINT and

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          extend this indemnity thereto, or if (i) or (ii) cannot be reasonably attained for commercial reasons, NOKIA shall accept the return of the Products and reimburse BRIGHTPOINT the purchase price thereof.

 14.3 BRIGHTPOINT covenants not to sue and agrees not to assert any of its own patents, or patents it controls, against NOKIA with respect to any Products purchased by BRIGHTPOINT from NOKIA hereunder.

 14.4 Nothing in this Agreement shall be construed as a warranty that the Products are covered by any patent or other industrial or intellectual property right outside the Territory.

 15.      GOVERNING LAW, ATTORNEY'S FEES

 15.1 This Agreement shall be governed by, and construed and enforced in accordance with the laws of Delaware, U.S.

 15.2 In the event either party shall at any time institute any legal action or proceedings of any nature for the enforcement of this Agreement, or any of the terms and provisions hereof, the prevailing party in such action or proceeding shall be entitled to recover all costs, including attorney's fees incurred in connection therewith, or in connection with appellate proceedings if said party shall prevail upon appeal.

 16.      CONFIDENTIALITY

 16.1 Each party shall keep confidential and shall not without the prior consent in writing of the disclosing party, copy or disclose to any third party the content of any documents or information, which is identified as being confidential and which is acquired from the other party in connection with this Agreement or the Products. Each party shall copy and use the same solely for the purpose of this Agreement and the normal use of the Products.

 16.2 The obligations imposed upon either party under Section 19.1 above shall not apply to information whether or not designated as "Confidential": (i) which is made public by the disclosing party; (ii) which the receiving party can reasonably demonstrate is already in the possession of the receiving party and not subject to an existing agreement of confidence; (iii) which is received from a third party without restriction and without breach of this Agreement; (iv) which is independently developed by the receiving party as evidenced by its records; (v) which the receiving party is required to disclose pursuant to a valid order of a court or other governmental body or any political subdivision thereof; provided, however, that the recipient of the information shall first have given notice to the disclosing party and made a reasonable effort to obtain a protective order requiring that the information and/or documents so disclosed be used only for the purposes for which the order was issued.

 16.3 The parties agree that this Agreement (including all exhibits attached hereto) is confidential and shall not be disclosed to any third party.

 16.4 The obligations in this Section 16 shall survive termination of this Agreement for two (2) years.

 17.      PUBLICITY

 17.1 BRIGHTPOINT and NOKIA agree to submit to each other for approval all publicity matters whenever the other's name is used in connection with matters pertaining to the relationship established by this Agreement except as required by law.

 18.      TRADEMARKS

 18.1 It is expressly agreed and understood that trademarks, trade names, insignia, etc. (herein "Marks") involving the words "Nokia" or "Brightpoint" are and shall remain the exclusive property of NOKIA or BRIGHTPOINT (as applicable) and that the other party shall have no right to such trademarks and trade

Nokia Confidential                                                             9

 v. 1.0                                                                 10/17/01

          names. All use of Marks involving the words "Nokia" or "Brightpoint" (as applicable) in the promotion and sale of goods in the Territory shall be deemed to be inure only for the benefit of the owner of such Marks. Neither party without the express written consent of the other shall have the right to use any Marks in the sale, lease or advertising of any products or on any product container, component part, sales, advertising or promotional materials. Any approved use of the Marks shall be in accord with such party's policies governing the size, typeface and other usage requirements.

 18.2 If BRIGHTPOINT requests that any of the Products are to be sold to BRIGHTPOINT bearing any trademark other than the "Nokia" trademark, the terms and conditions concerning such private labeling of the Products shall be subject to the mutual written agreement of the parties. BRIGHTPOINT shall indemnify and save NOKIA harmless from any liability, judgments, decrees, costs and expenses, including reasonable attorney(s) fees incurred by NOKIA resulting from suits brought by any party against NOKIA related to NOKIA affixing any trade names, logos or trademark(s) on the Products in accord with any instructions given by BRIGHTPOINT.

 18.3 Products not purchased by BRIGHTPOINT under this Agreement which contain BRIGHTPOINT's trademarks or trade names shall have all such trademarks or trade names removed prior to any sale, use or disposition thereof. NOKIA agrees to indemnify and hold BRIGHTPOINT harmless from any actual damage arising out of failure to do so.

 18.4 BRIGHTPOINT may co-brand the Products with the tradenames of its customers upon NOKIA's prior written consent which consent shall not be unreasonably withheld. BRIGHTPOINT shall indemnify and save NOKIA harmless from any liability, judgments, decrees, costs and expenses, including reasonable attorney(s) fees incurred by NOKIA resulting from suits brought by any party against NOKIA related to BRIGHTPOINT affixing any Trade names, logos or trademark(s) on the Products.

 18.5 BRIGHTPOINT agrees not to knowingly purchase or sell any product, part or accessory which bears the NOKIA trademarks but was not made, manufactured, or sold by NOKIA or by an entity holding a valid license to use the NOKIA trademark. BRIGHTPOINT further agrees that if it has acquired such products, parts or accessory, upon written request from NOKIA, it will immediately cease and desist from any further acquisition, sale, resale, distribution, or, supply of such products, parts and/or accessories.

 19.      GENERAL

 19.1 This Agreement expresses the entire understanding and agreement of the parties with reference to the sale of NOKIA Products and other items to BRIGHTPOINT, and is a complete and exclusive statement of the terms of this Agreement, and no representations, amendments, or agreements modifying or supplementing the terms of this Agreement, shall be valid unless in writing, signed by persons authorized to sign agreements on behalf of both parties. This Agreement supersedes any prior agreement between the parties related to the subject matter hereof.

 19.2 During the term of this Agreement, BRIGHTPOINT's purchase of Products, or any accessories for the Products, from NOKIA, shall be deemed to be purchased under the terms and conditions of this Agreement. The terms and conditions of BRIGHTPOINT's purchase orders, NOKIA's acknowledgments or any other writings by either party which differ from the terms and conditions hereunder shall not be effective unless specifically accepted in writing as evidenced by the execution of such writing by an authorized representative of each party. All orders are subject to acceptance at NOKIA's home office in Irving, Texas. No person shall have the authority to accept any order on behalf of NOKIA outside of NOKIA's Texas offices.

 19.3 No waiver by NOKIA or BRIGHTPOINT of any of the terms, conditions, covenants or agreements of this Agreement shall be binding unless in writing and signed by the party to be charged, and no such waiver shall be deemed or taken as a waiver at any time thereafter of the same or any other term, condition,

Nokia Confidential                                                            10

 v. 1.0                                                                 10/17/01

          covenant or agreement herein contained, nor of the strict and prompt performance thereof. A waiver by course of performance to any of the terms and provisions hereunder on one occasion shall not be construed as a waiver for any other occasion.

 19.4 If any one or more provisions of this Agreement are deemed to be unenforceable, the parties hereby express by agreement that the remainder of this Agreement is nevertheless to be fully enforced and to be interpreted as valid in every respect except for such unenforceable provisions.

 19.5 The status of BRIGHTPOINT shall be that of independent contractor only, not under any circumstances is this Agreement intended to be a partnership or joint venture.

 19.6 The parties mutually agree that the headings and captions contained in this Agreement are inserted for convenience or reference only, and are not to be deemed part of, or to be used in construing, this Agreement.

 19.7 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement shall not be assigned by either party hereto without the prior written consent of the other party, which such consent shall not be unreasonably, withheld, conditioned or delayed. Notwithstanding the foregoing, but subject to Sections 5.5 and 12.3 above, either party hereto shall have the right to assign this Agreement and the rights hereunder without the consent of the other party to an entity which is the successor to substantially all of the business operations of such party, whether by purchase of assets, stock, merger or other

 19.8 An indemnity for the benefit of one party hereunder includes that party's parent company, affiliates, subsidiaries, officers, directors, and employees.

 ATTACHMENTS                         HANDSETS (ATTACHMENT 1)
                                     RETAILERS (ATTACHMENT 2)
                                     DSO CALCULATION EXPLANATION (ATTACHMENT 3)
                                     RECEIVING REQUIREMENTS (ATTACHMENT 4)
                                     NOKIA DIRECT ACCOUNTS (ATTACHMENT 5)
                                     ++ (ATTACHMENT 6)
                                     BUSINESS INFORMATION (ATTACHMENT 7)
                                     ++ (ATTACHMENT 8)
                                     ++ (ATTACHMENT 9)


          IN WITNESS WHEREOF, this Agreement was entered into as of the day and year first written above.


 ACCEPTED:                                            ACCEPTED:

 BRIGHTPOINT NORTH AMERICA LP.                        NOKIA INC.


By: Brightpoint North America, Inc.,
         its general partner


 By: /s/ Steven E.  Fivel                             By: /s/ Todd Hertzberg
 Title  EVP and Secy.                                 Title: VP
 Date:                                                Date: 10/30/01

Nokia Confidential                                                            11

 v. 1.0                                                                 10/17/01


                                  ATTACHMENT 1


                                    HANDSETS



--------------------------------------------------------------------------------------------------------------------------------
                                                      NOKIA PRICING MOVE
--------------------------------------------------------------------------------------------------------------------------------
                                                  EFFECTIVE FEBRUARY 1, 2002
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                       JANUARY PRICE                         FEBRUARY PRICE                        NET PRICE
--------------------------------------------------------------------------------------------------------------------------------
          MODEL             SHEET PRICE      VIR      NET PRICE   SHEET PRICE     VIR      NET PRICE               DIFFERENCE
--------------------------------------------------------------------------------------------------------------------------------
5125 Basic                 $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
5170I BLS-2N + HEADSET     $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
5170I BMS-2S               $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
5180i S2S Basic            $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
5165 BASIC                 $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
5165 CINGULAR              $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
6360 Basic + headset                                               $  ++       $  ++       $  ++                  New
--------------------------------------------------------------------------------------------------------------------------------
5185I                      $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
5185I + HEADSET            $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
3285 BASIC + HEADSET       $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
3285 BASIC + HEADSET       $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
W/VIBRA
--------------------------------------------------------------------------------------------------------------------------------
3320 BMC-2 BASIC +         $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
HEADSET
--------------------------------------------------------------------------------------------------------------------------------
3360 BMC-2 BASIC           $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
3360 CINGULAR              $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
3390                       $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
3390 CINGULAR              $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
3390 CINGULAR + SIM        $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
3395 BMC-3 +HEADSET        $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
8260                       $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
8260 Cingular              $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
8290                       $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
8290 + SIM                 $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
8290 CINGULAR + SIM        $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
8390 + headset                                                     $  ++       $  ++       $  ++                  New
--------------------------------------------------------------------------------------------------------------------------------
8890                       $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
8890 Cingular              $  ++           $  ++      $  ++        $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
8890 Cingular + Sim        $  ++           $  ++      $ ++         $  ++       $  ++       $  ++                  $  ++
--------------------------------------------------------------------------------------------------------------------------------
252 NC                     $  ++           $ ++       $ ++         $  ++       $  ++       $  ++                  $ ++
--------------------------------------------------------------------------------------------------------------------------------

Nokia Confidential                                                            12
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 v. 1.0                                                                 10/17/01

                                  ATTACHMENT 2

                                    RETAILERS

++
++
++
++
++
++
++
++

Nokia Confidential                                                            13

 v. 1.0                                                                 10/17/01


                                  ATTACHMENT 3


              DSO (Days Sales Outstanding) CALCULATION EXPLANATION





Accounts Receivable* X 30.42 = Three (3) month DSO
Net Sales **




* The sum of the last three (3) months ending accounts receivable balance.

** For the immediately preceding three (3) months.


Nokia Confidential                                                            14
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 v. 1.0                                                                 10/17/01

                                  ATTACHMENT 4

RECEIVING REQUIREMENTS

I.  DISTRIBUTOR INBOUND SHIPPING SPECIFICATIONS

1. All deliveries to Brightpoint must have a scheduled delivery appointment prior to the actual delivery being made. The freight carrier must contact Brightpoint's Inbound Clerk to schedule the appointment. The telephone number for scheduling appointments is (800) 952-2355 (ext. 2261). Receiving hours are between 6:00 a.m. and 2:00 p.m. E.S.T., Monday through Friday.

2. All items, products or otherwise, are to be shipped according to the terms and conditions of the purchase order or contract. If no shipping terms are specified, ship collect FOB Origin City.

3. Brightpoint's Receiving Department requires a 24-hour ASN (Advanced Shipping Notice) with the following items: purchase order number, item, quantity, pallet id, carton id, serial or IMEI/ESN/MSN number, and bill of lading (refer to Delivery Scheduling Procedures). For additional information regarding ASN requirements contact our Director of Information Technology at
    (800) 952-2355 ext. 2314.

4.  Brightpoint's receiving schedule is made on a first-call-first-served basis.

5. The carrier must have a valid PO# or RA# available in order to be scheduled. If the carrier has a PO#, the Receiving Clerk will verify the validity of the PO# using Brightpoint's Order Management System and schedule an appointment. An RA# will be accepted and appointment will be set at that time.

6.  If the PO# is valid:

        Brightpoint will schedule the appointment in the next available opening.

    If the PO# is invalid:

        Brightpoint's Receiving Clerk will ask for as much information about the freight as possible. Brightpoint's Purchasing Department and the National Account Manager will work to obtain a valid purchase order. Once Brightpoint receives all appropriate information, Brightpoint will contact the carrier and schedule the appointment.

7. Brightpoint may re-schedule any shipments/trailers that arrive without an approved appointment for the next available time slot in Brightpoint's receiving schedule.

8. Brightpoint reserves the right to refuse trailers that arrive unscheduled and/or are more than one hour LATE.

II.  DELIVERY SCHEDULING PROCEDURES

NON-EXPEDITED FREIGHT
All freight shipments must be scheduled for a delivery appointment 24 hours prior to the actual arrival of the shipment for delivery. The carrier should send the correct Appointment Request Form (included on the following pages) as soon as the carrier receives the shipment. This practice will help expedite the shipment into Brightpoint's facility and help eliminate any additional transit time.

The following information is required for all appointment requests:

    - carrier name
    - trailer number
    - Brightpoint name
    - all valid purchase order numbers
    - number of cartons for each purchase order
    - total cartons/total pallets
    - weight of shipment
    - carrier PRO number and/or shipment number
    - copy of shipper's bill of lading

Without this information, NO delivery appointment can be scheduled.

AIR FREIGHT SHIPMENTS: For all expedited shipments (e.g., air freight), vendors must follow the same procedures listed on the preceding page when making an appointment.

SMALL PACKAGE CARRIER SHIPMENTS: Small package carrier (i.e. UPS, Airborne, Fed
Ex) shipments are limited to no more than 200 pounds or 10 boxes per shipment, per day. For shipments in excess of 200 pounds, Customer shall contact Brightpoint's Freight Manager at (800) 952-2355 (Ext. 2227) for instructions.


III. BILL OF LADING REQUIREMENTS

THE BILL OF LADING REQUIREMENTS ARE MANDATORY. FAILURE TO COMPLY WITH THESE INSTRUCTIONS COULD RESULT IN COSTLY DELAYS.

Nokia Confidential                                                            15

 v. 1.0                                                                 10/17/01

All shipments to Brightpoint, regardless of mode or FOB status, must be accompanied by a Bill of Lading. The Bill of Lading must include the following:

    - Brightpoint name
      shipping Address
      city, state, and zip code
    - Brightpoint destination
      street address
      city, state, and zip code
    - actual ship date
    - carrier
    - trailer number
    - seal number
    - total number of cartons, pallets, and gross weight of shipment
    - Product descriptions
    - Brightpoint's purchase order number (If shipping multiple purchase order numbers together, all numbers must be listed with a carton break down by purchase order)
    - "Shipper Load and Count" (actual carton quantity the carrier picked up from the vendor or shipper) printed on the Bill of Lading when a trailer is loaded and sealed without the driver being afforded the opportunity to count or inspect the freight.

          Carriers are responsible for the Bill of Lading carton quantities; consequently, shortages will result in a freight claim against the carrier. However, Brightpoint will be responsible for any unit discrepancies received against the packing list.


IV. PACKING LIST REQUIREMENTS

An accurate and legible packing list must accompany each shipment to Brightpoint. The following packing list requirements apply:

    - The contents of a carton may only relate to one purchase order. o A packing list may only relate to one purchase order.
    - The packing list must be placed in a removable envelope or pouch and must be attached to the outside facing of carton, not on top, located at the tail end of the trailer where possible. The carton with the packing list must be clearly marked "Packing List Enclosed."
    - The packing list must match the contents of the shipment.
    - Packing list for partial shipments must only list the units shipped. Packing lists labeled with only "partial shipment" is not acceptable.
    - For small package carrier deliveries (i.e. UPS, RPS, Fed Ex), each carton must have a copy of the complete packing list, detailing the contents of the total shipment.

The packing list must include the following information:

    - Brightpoint name
      shipping address
      city, state, and zip code
    - Brightpoint destination
      street address
      city, state, and zip code
    - Brightpoint purchase order number
    - Brightpoint invoice number
    - routing used on the shipment (carrier name)
    - Product description
    - model number
    - quantity shipped per SKU
    - number of cartons of the total shipment

V.  BRIGHTPOINT PACKING REQUIREMENTS

1. All goods must be packaged to conform to good packaging procedures. Proper and adequate packing material must be used to ensure adequate protection of product. If there is freight loss and/or damage due to poor packaging, Brightpoint will file a claim with the appropriate carrier. In the event that the claims are not collected from the carrier, the claims will then be processed against the shipper, and the charges will be deducted from payment of invoice.

2.  When appropriate, products must be palletized.

3. Products must be shipped in a standard master pack. Changes to a master carton must be communicated to the Brightpoint's Receiving Department one week in advance of shipment.

4. All pallets received by Brightpoint must conform to a standard Unit of Measure ("UOM") and pallet configuration. Notice of changes made to the standard pallet configuration or UOM will need to be sent to Project Manager of Operations. Brightpoint, Inc., 501 Airtech Pkwy, Plainfield, IN, 46168 or call (800) 952- 2355 (Ext. 2250)

5. Ship one SKU per master carton. For master cartons that contain more than one SKU, the carton must be labeled "mixed". Do not ship in less than full master cartons. Partial cartons will only be accepted if it is marked as "partial." The amount of mixed or partial cartons must be kept to a minimum quantity of cartons for each shipment.

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
 v. 1.0                                                                 10/17/01

6.  Only one purchase order should be shipped within a carton.

7. Products must be loaded onto a trailer by purchase order then by SKU. Multiple purchase orders must not be mixed on multiple pallets or across trailers. For mixed purchase orders across pallets or across trailers, Customer must fill all pallets with the same purchase order and SKU. Mixed SKUs on a pallet must be signed accordingly.

8. Palletized product must be shipped on 40" x 48" GMA pallets. All cartons must fit entirely on pallets. No overhang is permitted. Products must not be stacked higher than 48" on the pallet.

9.  Master carton dimensions cannot exceed the following dimensions:

    - Height: no greater than 12 inches.
    - Width: no greater than 12 inches.
    - Length: no greater than 24 inches.

VI. BRIGHTPOINT LABELING REQUIREMENTS

1. A carton label must be applied to every carton. If information is preprinted on a carton, then information does not need to be duplicated on a carton label. However, all information is required in a preprinted form, carton label or both.

               Information on each carton label must include the following:

    - ESN, MSN, IMEI (Product serial number, if applicable)
    - master carton quantities
    - model/description

2. Shipping labels may be in a pallet sign format unless cartons are shipped in loose quantities.

               Information on the shipping label must include the following:

    - Distributor's name and address
    - Distributor's name and address
    - purchase order number
    - carton quantity
    - bill of lading number

3. On expedited shipments (e.g., UPS, Fed Ex, Airborne), each carton must be marked "Carton X of N". "X" is the sequential carton number and "N" is the total number of cartons on shipment. All expedited shipments must have a carton label and shipping label on every unit.


VII. GENERAL MERCHANDISE PACKING AND LABELING VIOLATIONS AND FEES

VIOLATION                                                            FEE

PACKAGING
- master carton quantity different than stated                       $ ++/CARTON
- more than one SKU or purchase order within a carton                $ ++/CARTON
- mixed SKUs across pallets that are not identified                  $ ++/CARTON

LABELING
- "mixed" or "partial" cartons not labeled as such                   $ ++/CARTON
- missing label from carton                                          $ ++/CARTON
- missing information on carton                                      $ ++/CARTON
- incorrect information on carton                                    $ ++/CARTON
- missing carton label and purchase order on small package
  carriers (UPS, FedEx)  shipments                                   $ ++/CARTON
- missing/incorrect pallet label.                                    $ ++/CARTON

PACKING LIST
- all packing lists not accompanying the shipment                  $ ++/SHIPMENT
- incomplete, incorrect or non-readable packing list               $ ++/SHIPMENT
- more that one purchase order per packing list                    $ ++/SHIPMENT
- shipments received without scheduled appointments                $ ++/SHIPMENT
- purchase order on packing list is invalid                        $ ++/SHIPMENT

STACKING AND MASTER CARTON SPECIFICATIONS
- pallets stacked over the 48"                                       $ ++/PALLET
- no notification of master carton change                            $ ++/PALLET
- pallets not standard size 40" X 48"                                $ ++/PALLET
- freight stacked on broken pallets                                  $ ++/PALLET

Nokia Confidential                                                            17

 v. 1.0                                                                 10/17/01

OTHER
- purchase order needs item code added                               $ ++/CARTON
- expected quantity needs updating                                   $ ++/CARTON
- waiting on remaining shipments                                     $ ++/CARTON

          DEFINITIONS:

          "Master Carton" is a corrugated box containing multiple units with the same item code. They are used for consolidating same item codes strictly for transporting not for retail.

          "Unit of Measure" clarifies pallet configuration by cache/units contained in a master carton or on a pallet.

          EXAMPLE:

          Caches/Units:  Will always be one.                                   1
          Master Carton:  How many caches/units in the Master Carton?          6
          Pallet:  How many caches/Units on the total pallet?                240





Nokia Confidential                                                            18

 v. 1.0                                                                 10/17/01

--------------------------------------------------------------------------------
                      BRIGHTPOINT APPOINTMENT REQUEST FORM
--------------------------------------------------------------------------------



*****************************
***CIRCLE DESTINATION***
*****************************

BRIGHTPOINT NORTH AMERICA L.P.       TECHNICAL SERVICES        CARRIER:_________
501 Airtech Pkwy                     501 Airtech Pkwy          CONTACT:_________
Plainfield, IN 46168                 Plainfield, IN 46168
Tel: 317-707-2355                    Tel: 317-707-2355         PHONE:___________
FAX: 317-707-2163                    FAX: 317-707-2163         FAX:_____________

BRIGHTPOINT NORTH AMERICA L.P.
West Coast Distribution Center
5360 Capital Dr.
Reno, NV 89502
Tel: 775-858-CELL
Fax: 775-858-2341


                     * *MUST HAVE CARTON BREAK DOWN PER P.O
                     * *PLEASE PROVIDE AN E.T.A.:________________



**APPOINTMENT DATE:__________________________________
**APPOINTMENT TIME:__________________________________
**APPOINTMENT CONFIRMED WITH:________________________



--------------------------------------------------------------------------------
P.O. #           # OF PALLETS        DISTRIBUTOR       CARRIER        PRO/ BOL #
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 ONCE THE APPOINTMENT HAS BEEN SET, ANY CHANGES
               NEED TO BE COMMUNICATED TO THE RECEIVING DEPARTMENT
             (I.E. CARRIER OF TRAILER #, CARTON COUNTS, P.O.s, ETC.)



Nokia Confidential                                                            19

 v. 1.0                                                                 10/17/01


--------------------------------------------------------------------------------
                      BRIGHTPOINT APPOINTMENT REQUEST FORM
--------------------------------------------------------------------------------



*****************************
***CIRCLE DESTINATION***
*****************************

BRIGHTPOINT NORTH AMERICA L.P.       TECHNICAL SERVICES        CARRIER:_________
501 Airtech Pkwy                     501 Airtech Pkwy          CONTACT:_________
Plainfield, IN 46168                 Plainfield, IN 46168
Tel: 317-707-2355                    Tel: 317-707-2355         PHONE:___________
FAX: 317-707-2163                    FAX: 317-707-2163         FAX:_____________

BRIGHTPOINT NORTH AMERICA L.P.
West Coast Distribution Center
5360 Capital Dr.
Reno, NV 89502
Tel: 775-858-CELL
Fax: 775-858-2341


                      **MUST HAVE CARTON BREAK DOWN PER P.O
                      **PLEASE PROVIDE AN E.T.A.:________________**



**APPOINTMENT DATE:__________________________________
**APPOINTMENT TIME:__________________________________
**APPOINTMENT CONFIRMED WITH:_____________________



--------------------------------------------------------------------------------
P.O. #           # OF PALLETS        DISTRIBUTOR       CARRIER        PRO/ BOL #
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 ONCE THE APPOINTMENT HAS BEEN SET, ANY CHANGES
               NEED TO BE COMMUNICATED TO THE RECEIVING DEPARTMENT
             (I.E. CARRIER OF TRAILER #, CARTON COUNTS, P.O.s, ETC.)



Nokia Confidential                                                            20

 v. 1.0                                                                 10/17/01



            PLEASE PROVIDE THE FOLLOWING INFORMATION FOR ITEM CODES
                            SHIPPED TO BRIGHTPOINT.






--------------------------------------------------------------------------------
Item code #     Weight/ea.     Master Carton    Master Carton/ea.   Full Pallet
                                 Dimensions                         Quantity/ea.
                                 L x W x H
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





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                                  ATTACHMENT 5



                              NOKIA DIRECT ACCOUNTS

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                                  ATTACHMENT 6



                             DESIGNATED COMPETITORS


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                                  ATTACHMENT 7

                              BUSINESS INFORMATION



    1. Brightpoint account numbers for all Brightpoint customers who purchase Nokia Products.

    2. Accurate and complete MTD and YTD sales information (units and dollars) for all Brightpoint customers who purchase Nokia Products. Such information to be refreshed on a daily basis.

    3. Inventory information on all Skus of Nokia Products to be refreshed on a daily basis.

    4. Transaction data on all transactions involving Nokia Products including price, quantity and date (Monthly report).

    5. Nokia market share information by individual Brightpoint sales person and by individual Brightpoint account (Monthly report).



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                                  ATTACHMENT 8

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                                  ATTACHMENT 9

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